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                                                                   Exhibit 10.75



                  MORTGAGE LOAN COOPERATION AGREEMENT, dated as of September 15, 1998 (this "Agreement"), among GLIMCHER LLOYD VENTURE, LLC, a Delaware limited liability company ("Borrower"), GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower Parent/Sponsor"), and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership ("GSMC").

                  WHEREAS, Borrower is the owner of the real property commonly known as Lloyd Center, located in Portland, Oregon (the "Property"); and

                  WHEREAS, GSMC has agreed to provide certain financing to Borrower in the approximate aggregate amount of $130,000,000.00 secured by, among other things, the Property on the terms set forth in a Loan Agreement, dated as of the date hereof, between Borrower and GSMC, (as same may be amended from time to time, the "Loan") this Agreement and the other Loan Documents (as such term is defined in said Loan Agreement) (all terms used but not defined herein shall have the meaning given such terms in the Loan Agreement); and

                  WHEREAS, it is contemplated that, subsequent to the funding of the Loan by GSMC, the Loan will be sold, in whole or in part, whether as a whole loan sale, or a sale of participation interests, a private placement, Rule 144A offering or registered public offering of pass-through trust certificates or of debt or equity securities issued by Borrower, GSMC (or an affiliate thereof), or otherwise; and GSMC may deem it necessary or desirable to amend or modify certain of the Loan Documents in connection therewith.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. When used herein, the following capitalized terms shall have the following meanings:

                  "Certificates" shall mean, collectively, any senior and/or subordinate note, debenture or pass-through certificate(s), or other evidence(s) of indebtedness, or debt or equity security(ies), or any combination of the foregoing, representing a direct or beneficial interest, in whole or in part, in the Loan either alone or together with other loans. Certificates may be issued in a single class or multiple classes.

                  "Bifurcation" shall mean the restructuring of the loan as two
(2) or more separate loans in accordance with, and pursuant to, the provisions of Section 2(h) hereof.

                  "Bifurcation Borrowers" shall mean, collectively and/or individually, the Borrower and the members of Borrower who shall be the borrower under a Bifurcation Loan.

                  "Bifurcation Loans" shall mean, collectively and/or individually, one (1) or more loans to the Borrower and/or the members of Borrower secured by the Property and/or liens on all membership interests in Borrower which shall result from a Bifurcation.


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                  "Rating Agencies" shall mean each of Standard & Poor's Ratings
Group, Duff & Phelps Credit Rating Co., Moody's Investors Service, Inc., Fitch IBCA, Inc. or such other nationally recognized statistical securities rating organizations as may be designated by GSMC to assign a rating to the Loan or any Certificates.

                  "Rating Agency Requirements" shall mean such requirements as the Rating Agencies may impose, after such discussions as GSMC (in its sole discretion) shall determine to be appropriate, as a condition to their assigning to the Loan or any Certificates such ratings as may be acceptable to GSMC. Borrower and Borrower Parent/Sponsor acknowledge that the Loan and/or Certificates are contemplated to include the highest ratings assigned by the Rating Agencies.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "Securitization" shall mean the first transaction in which GSMC actually (i) sells or participates one hundred percent (100%) of the Loan, the Notes and the other Loan Documents to one or more investors as a whole loan,
(ii) deposits the Loan, the Deed of Trust, the Notes and other Loan Documents with a trust (including a REMIC trust), and such trust issues Certificates, one hundred percent (100%) of which Certificates are offered and sold (except for any Certificate representing any non-economic residual interest in such REMIC trust that may be retained by GSMC or any affiliate thereof), or (iii) otherwise sells the Loan or all interests therein to investors, including through the sale of Certificates, provided that no Securitization shall be deemed to have occurred for purposes hereof and the Loan Agreement, if (x) following the completion of any sale or participation described above in this definition, GSMC or any affiliate of GSMC shall continue to have a participation or any other economic interest in the Loan (except for any Certificate representing any non-economic residual interest in such REMIC trust that may be retained by GSMC or any affiliate thereof); or (y) the Loan is purchased by a third-party that represents and warrants to GSMC that (A) such purchaser (either directly or through its affiliates) is regularly engaged in the business of buying loans for subsequent securitization and (B) it is such purchaser's intention, as of the time of such purchase, to securitize or cause the securitization of the Loan within one (1) year. Notwithstanding the foregoing, the conveyance by GSMC of its interest in the Loan to LaSalle National Bank, as custodian and collateral agent (the "Custodian"), in connection with the commercial-mortgage-loan-sale facility (the "Facility") created by GSMC with a commercial paper issuer (the "CP Issuer") sponsored by Societe Generale pursuant to that certain Seller Agreement, dated as of December 18, 1996, among GSMC, as seller, Barton Capital Corporation, as purchaser, and Societe Generale, as agent, and that certain Mortgage Loan Purchase Agreement, dated as of December 18, 1996, among GSMC, as administrator, Barton Capital Corporation, as purchaser, and Societe Generale, as agent, and any reconveyance of such interest by the Custodian to GSMC shall not constitute a Securitization under this Agreement even after the first anniversary of any such conveyance. In connection with the conveyance by GSMC of the Loan to the Custodian, GSMC will not convey its rights under this Agreement to the Custodian or the CP Issuer and therefore neither the Custodian nor the CP Issuer shall have any rights under this Agreement.


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                  Section 2. General Obligation to Cooperate. Without limiting any obligations of Borrower imposed in any other Loan Document, Borrower hereby agrees that it shall:

                  (a) Use reasonable efforts, at GSMC's request, to satisfy the market standards to which GSMC customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with a Securitization; cooperate fully and in good faith with GSMC's efforts to structure and document the Loan and to arrange for the issuance and sale of Certificates and the other actions contemplated hereby; and take any and all actions that may reasonably be requested by GSMC to permit the issuance of Certificates and the sale thereof on such terms as GSMC may determine to be necessary or desirable. Without limiting the generality of the foregoing, each Person will (i) cooperate in any manner that may reasonably be requested by GSMC with each Rating Agency, the SEC, the underwriters and/or placement agents for any Certificates, any accountants, due diligence firms, trustees, servicers or other service providers engaged in connection with the Securitization, counsel to any such persons, and such other persons as may be designated by GSMC from time to time and
         (ii) execute and deliver all documentation and take all actions deemed reasonably necessary or desirable by GSMC for the implementation of any Securitization, including in connection with:

                                    (1) The preparation, completion, execution
                  and delivery of (a) in the case of a public offering of Certificates, a registration statement and accompanying prospectus (and all necessary amendments thereto) for the offer and sale of Certificates, or (b) in the case of a private placement or Rule 144A offering of Certificates, all necessary offering circulars and/or private placement memoranda, in either case containing such information regarding Borrower, the Loan, the Property, any Person and such other matters as may be customary for public offerings or private offerings (as applicable) of securities similar to the Certificates or as may be required by the SEC or deemed appropriate by GSMC in connection therewith, including audited and unaudited financial statements (including, if requested by GSMC, interim audited financial statements) fulfilling SEC and GSMC requirements as to form, content and period covered, an auditors' comfort letter from a "Big Five" accounting firm (or successor thereto), and an agreed-upon-procedures letter issued by such firm regarding income-in-place at the Property;

                                    (2) The satisfaction of all Rating Agency
                  Requirements; and

                                    (3) The satisfaction of ongoing periodic
                  reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), arising out of the registration of the Certificates.

                  For greater certainty, certain specific actions that GSMC expects will be required in connection with the Securitization and the Bifurcation, if required by GSMC, are set forth herein. However, the specific agreements set forth herein shall not be construed to limit the generality of the obligations of any Person under this Section 2, except to the extent expressly set forth below;



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                           (b) Provide (or cause its affiliates to provide) (i)
                  to the Rating Agencies and (ii) to GSMC any information in Borrower's possession or which can be obtained by Borrower and can be disclosed without violating any applicable law or breaching any applicable confidentiality agreement (including financial statements) that, in the opinion of GSMC, is necessary or desirable (for legal disclosure or marketing purposes) for inclusion in any registration statement, preliminary or final prospectus, preliminary or final private placement memorandum or other disclosure documents used in any such public offering or Rule 144A or private placement (collectively, together with any amendment thereof or supplement thereto, "Disclosure Documents");

                           (c) Provide such financial and other information (to
                  the extent such information is in Borrower's possession or can be reasonably obtained by Borrower and can be disclosed without violating any applicable law or breaching any applicable confidentiality agreement) with respect to the Property, Borrower and its Affiliates, the Property Manager and any Tenants; provide business plans and budgets, to the extent available, relating to the Property and perform or permit or cause to be performed or permitted such site inspections, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Property, as may be reasonably requested in writing by GSMC or the Rating Agencies or as may be necessary or appropriate, in GSMC's opinion, in connection with the Securitization, together, if customary, with appropriate verification and/or consents of such information and materials through letters of auditors or opinions of counsel of independent attorneys reasonably acceptable to GSMC and the Rating Agencies;

                           (d) Use best efforts to cause counsel to render
                  opinions as to non-consolidation, fraudulent conveyance and true sale, and any other opinion customary in securitization or loan transactions, with respect to the Property and Borrower and its Affiliates, which counsel and opinions shall be reasonably satisfactory to GSMC and the Rating Agencies;

                           (e) Make such representations and warranties as of
                  the closing date of the Securitization and the Bifurcation with respect to the Property, Borrower and the Loan Documents as are customarily provided in securitization transactions or as may be reasonably requested by the holder of the Notes or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents as of the Closing Date, in each case specifying any exceptions to such representations and warranties (and the existence of such exceptions (to the extent arising in the period subsequent to the Closing Date) shall not, in and of itself, be a breach of this Agreement or of any of the Loan Documents);

                           (f) Subject to Section 4, promptly upon request of
                  GSMC (and in no event more than ten (10) business days after being provided with a form of


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                  such document), execute such restatements, amendments,
                  supplements, replacements or other modifications to the Loan Documents and, if required by GSMC, documentation for the Bifurcation Loans, and the Bifurcation generally and Borrower's and the Bifurcation Borrowers', if any, organizational documents (or the organizational documents of Borrower's, of the Bifurcation Borrowers', if any, general partner or member if Borrower, or if the Bifurcation Borrowers, if any, are limited partnerships or limited liability companies, respectively) as may be requested by GSMC in order to permit the Securitization and the Bifurcation or in order to satisfy Rating Agency Requirements, including any of the foregoing to better ensure that Borrower and the Bifurcation Borrowers, if any, are special purpose bankruptcy remote entities, to require periodic updates of accounting matters, appraisals and environmental and engineering assessments at origination of and/or during the term of the Loan, and to incorporate customary mortgage and/or indenture terms and restrictions for transactions involving the issuance of rated debt through means such as the Certificates. In respect of this Agreement, Borrower acknowledges that it is generally familiar with the requirements imposed by rated securitization transactions and the mortgage loan and securities offering documentation required thereby;

                           (g) Deliver certificates of the relevant Governmental
                  Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower and the Bifurcation Borrowers, if any, as of the date of the Securitization and Bifurcation, as applicable; and

                           (h) Cooperate fully, at GSMC's request, which
                  requests shall be made or withheld at the sole discretion of GSMC, to accomplish a Bifurcation by restructuring the Loan as two (2) or more separate loans whose initial principal balances shall be in such proportion as GSMC shall request, but whose aggregate principal balance shall be the Loan Amount. The Bifurcation shall result in two (2) or more Bifurcation Loans which shall be secured by deed of trust liens on the Property and Borrower's other assets. The respective interest rates payable under the Bifurcation Loans shall be as GSMC shall elect, provided that the average interest rate for both of such loans (weighted by the sum of the outstanding principal balances thereof) shall not exceed the interest rate on the Loan as specified in the Loan Agreement.

                  Section 3.        Intentionally Deleted.

                  Section 4. Limitation on Borrower's Obligations. NOTWITHSTANDING THE PROVISIONS OF SECTION 2, BORROWER SHALL NOT BE OBLIGATED HEREUNDER TO AGREE TO ANY MODIFICATION OF A LOAN DOCUMENT OR ANY BORROWER ORGANIZATIONAL DOCUMENTS THAT WOULD MATERIALLY AND ADVERSELY AFFECT BORROWER OR THAT WOULD CHANGE THE OUTSTANDING PRINCIPAL BALANCE, INCREASE THE INTEREST RATE OR INTEREST PAYMENTS, INCREASE THE RATE OF AMORTIZATION, SHORTEN THE MATURITY DATE OR


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AFFECT THE LIMITATIONS ON RECOURSE AGAINST BORROWER SET FORTH IN THE LOAN
DOCUMENTS.

                  Section 5.        Securitization Indemnification.

                  (a) Offering of Certificates. Borrower acknowledges that Certificates may be offered in a public offering registered with the SEC, in a private placement or Rule 144A transaction, in an unregistered public offering outside the United States or in some combination thereof, and Borrower understands and agrees that any of the information provided or to be provided by Borrower or Borrower Parent/Sponsor in connection with the Securitization, whether hereunder or under any Loan Document or otherwise (collectively, the "Provided Information") may be included in a Disclosure Document and in filings with the SEC pursuant to the Securities Act or the Exchange Act, or, subject to the provisions of this Section 5, provided or made available to investors or prospective investors in the course of effecting a Securitization, the Rating Agencies and service providers relating to the Securitization. Upon request, Borrower will provide GSMC and any underwriter or placement agent for any Certificates with written confirmation of the origin and/or accuracy of any Provided Information. In the event that a Disclosure Document is required to be revised prior to the sale of all Securities, Borrower will cooperate with GSMC or the holder of the Notes in updating the Provided Information for inclusion or summary in such Disclosure Document by providing all current information in Borrower's or Borrower Parent/Sponsor's possession or reasonably obtainable by Borrower or Borrower Parent/Sponsor (to the extent that the disclosure of such information would not violate any applicable law or breach any confidentiality agreement pertaining to Borrower or Borrower Parent/Sponsor or the Property) necessary to keep such Disclosure Document accurate and complete in all material respects with respect to the matters covered in the Provided Information. Borrower hereby consents (on behalf of itself and each of its related Persons) to the inclusion in any such Disclosure Document of any Provided Information now in possession of GSMC or acquired by GSMC pursuant to this Agreement or otherwise.

                  (b) Each of Borrower and Borrower Parent/Sponsor hereby agrees to deliver the certificate and provide the indemnification set forth in Section 5(c) below and to provide the indemnification set forth in Section 5(e) below; provided that each of Borrower and Borrower Parent/Sponsor have been given at least a five (5) Business Day period to review the applicable Disclosure Document or filing (or a two (2) Business Day period with respect to any amended or final Disclosure Document or filing which has previously been reviewed) (such five (5) or two (2) Business Day period, as applicable, being referred to herein as the "Review Period") so that each of Borrower and Borrower Sponsor/Parent may, with respect to the portions contained therein specifically relating to Borrower Parent/Sponsor, Borrower, the Bifurcation Borrowers, if any, the Property, the Loan, or the Bifurcation Loans, if any, and any other sections pertaining to Borrower, Borrower Parent/Sponsor, Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, that GSMC has reasonably requested Borrower and Borrower Parent/Sponsor to review (the "Borrower Disclosure Information") either confirm for themselves that the same is accurate and complete in all material respects or propose in writing to GSMC such corrections, additions, deletions or qualifications as shall be reasonably required by Borrower and Borrower Parent/Sponsor to issue the certificate required in Section 5(c)(i) and provide the indemnification set forth in Section 5(c)(ii) or 5(e) below.



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                  (c) In connection with each Disclosure Document which Borrower and Borrower Parent/Sponsor have had an opportunity to review pursuant to
Section 5(b) above and which reflect any changes reasonably required by Borrower and Borrower Parent/Sponsor in writing prior to the expiration of the applicable Review Period to issue the certificate required in Section 5(c)(i) below and to provide the indemnity set forth in Section 5(c)(ii) below, each of Borrower and Borrower Parent/Sponsor hereby agrees to:

                                    (i) Upon GSMC's reasonable request from time
                  to time, provide a certificate to GSMC in substantially the form set forth on Exhibit A hereto certifying that (1) Borrower and Borrower Parent/Sponsor have examined the Borrower Disclosure Information in such Disclosure Document including the Borrower Disclosure Information contained in applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "Description of the Mortgage Loans and Mortgaged Properties", "The Manager", "The Borrower" and (to the extent it relates to the Loan) "Certain Legal Aspects of the Mortgage Loan[s]", (2) such Borrower Disclosure Information does not, as of the date of such certificate, contain any untrue statement of a material fact and such Disclosure Document does not, as of the date of such certificate, omit to state a material fact specifically relating to Borrower, Borrower Parent/Sponsor, Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, necessary in order to make the statements made in the Disclosure Document specifically relating to Borrower, Borrower Parent/Sponsor, Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, in the light of the circumstances under which they were made, not misleading except, with respect to such omissions, to the extent specifically set forth in such certificate and (3) that such Borrower Disclosure Information is accurate and complete in all material respects;

                                    (ii) indemnify and hold harmless, with
                  respect to such Disclosure Document, each of The Goldman Sachs Group, L.P., Goldman, Sachs & Co., GSMC and any other Affiliate of The Goldman Sachs Group, L.P. ("Goldman"), and each of their respective directors and officers, and each Person who controls any Person that is included within the definition of Goldman within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Goldman Group"), and any other underwriters in a Securitization and any of such underwriters' Affiliates (the "Underwriters"), and each of the Underwriters' respective directors and officers, and each Person who controls any Person that is included within the definition of Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Underwriter Group") against any losses, claims, damages or liabilities, joint and several (the "Liabilities"), to which the Goldman Group in its capacity as an issuer, an underwriter or otherwise, and/or the Underwriter Group in its capacity as an underwriter or otherwise, may become subject under the Act or otherwise insofar as the Liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Borrower Disclosure Information, or arise out of or are based upon the omission or



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                  alleged omission to state in the Disclosure Document a
                  material fact specifically relating to Borrower, Borrower Parent/Sponsor, Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, required to be stated in the Disclosure Document necessary in order to make the statements specifically relating to Borrower, Borrower Parent/Sponsor, Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, in the Disclosure Document not misleading (except if the failure to state such fact was specifically set forth in the certificate referred to in Section 5(c)(i) above) or arise out of or are based upon the failure of the Borrower Disclosure Information to be accurate and complete in all material respects (except that the obligation of Borrower and Borrower Parent/Sponsor to indemnify in respect of any decrement or weighted average life tables included in the Registration Statement prepared by a person other than Borrower or Borrower Parent/Sponsor (and not on behalf of Borrower or Borrower Parent/Sponsor) shall be limited to any untrue statement or alleged untrue statement therein or omission therefrom that results directly from an error in any information provided by or on behalf of Borrower or Borrower Parent/Sponsor).

                                    (iii) Reimburse the Goldman Group and/or the
                  Underwriter Group for any legal or other expenses reasonably incurred by any such Persons in connection with investigating or defending the Liabilities as such expenses are incurred.

                  This indemnity agreement will be in addition to any liability which Borrower or Borrower Parent/Sponsor may otherwise have.

                  (d) In connection with each filing under the Exchange Act which Borrower and Borrower Parent/Sponsor have had an opportunity to review pursuant to Section 5(b) above and which reflects any changes reasonably required by Borrower and Borrower Parent/Sponsor in writing prior to the expiration of the applicable Review Period to provide the indemnity set forth in this Section 5(d), each of Borrower and Borrower Parent/Sponsor agrees to (i) indemnify and hold harmless the Goldman Group for any Liabilities, joint and several, to which the Goldman Group may become subject insofar as the Liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Borrower Disclosure Information contained in such filings or the omission or alleged omission to state in the Disclosure Document, contained in such filings a material fact specifically relating to Borrower, Borrower Parent/Sponsor, the Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, required to be stated in the Disclosure Document necessary in order to make the statements in the Disclosure Document specifically relating to Borrower, Borrower Parent/Sponsor, Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, in light of the circumstances under which they were made, not misleading (except if such omitted fact was specifically identified in a writing delivered to GSMC prior to the expiration of the applicable review period) or arise out of or are based upon the failure of the Borrower Disclosure Information to be accurate and complete in all material respects and (ii) reimburse the Goldman Group and/or the Underwriter Group for any legal or other expenses reasonably incurred by the Goldman Group and/or the Underwriter Group in connection with defending or investigating the



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Liabilities as such expenses are incurred. This indemnity agreement will be in addition to any liability which Borrower or Borrower Parent/Sponsor may otherwise have.

                  (e) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify Borrower and Borrower Parent/Sponsor in writing of the commencement thereof, but the omission to so notify shall not relieve Borrower and Borrower Parent/Sponsor from any liability which any of them may have to any indemnified party hereunder. In the event that any action is brought against any indemnified party, and it notifies Borrower and Borrower Parent/Sponsor of the commencement thereof, each of Borrower and Borrower Parent/Sponsor will be entitled to participate therein and, to the extent that they in their sole discretion may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party (in its reasonable discretion, but such counsel shall not, except with the consent of the indemnified party in its sole discretion, be counsel to the indemnifying party). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. After notice from Borrower or Borrower Parent/Sponsor to such indemnified party under this Section, neither Borrower nor Borrower Parent/Sponsor shall be liable hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both (x) the indemnified party and
(y) each of Borrower and Borrower Parent/Sponsor, and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to Borrower and Borrower Parent/Sponsor, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Neither Borrower nor Borrower Parent/Sponsor shall be liable for the expenses of more than one separate counsel for all indemnified parties unless an indemnified party reasonably determines that joint representation of such indemnified party and another indemnified party by the same counsel would constitute a significant conflict of interest that cannot be avoided without retaining separate counsel.

                  (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 5(c) or 5(d) is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under
Section 5(c) or 5(d), each of Borrower and Borrower Parent/Sponsor shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within



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the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the relative knowledge of, and access to, information concerning the matter with respect to which the claim was asserted of the Goldman Group and the Underwriter Group, on the one hand, and of Borrower and Borrower Parent/Sponsor on the other; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Borrower and Borrower Parent/Sponsor hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

                  Section 6. Rating Surveillance. GSMC will have the right to retain the Rating Agencies to provide rating surveillance services on the Certificates and the annual cost of such ongoing rating surveillance will be at the expense of GSMC.

                  Section 7. Retention of Servicer. GSMC reserves the right to retain a Servicer (as well as a special servicer) to act as its agent hereunder with such powers as are specifically delegated to the Servicer (or such special servicer) by GSMC, whether pursuant to the Loan Agreement, a Servicing Agreement, a Deposit Account Agreement or otherwise, together with such other powers as are reasonably incidental thereto. Borrower shall not be responsible for the payment of the Servicer's annual fee for master servicing (as distinguished from special servicing); provided that, Borrower shall pay any fees and expenses of the Servicer in connection with a prepayment of the Loan, release of the Property, assumption of the Loan, modification of the Loan made at Borrower's request, any requests by Borrower for waivers or consents, and the enforcement of the Loan Documents after an Event of Default and any other expenses of GSMC that are required to be paid by Borrowers under the Loan Documents.

                  Section 8. Breach of Agreement. In the event Borrower or Borrower Parent/Sponsor fails to fulfill its obligations under this Agreement, GSMC shall be entitled to notify Borrower or Borrower Parent/Sponsor, as the case may be, in writing (including by facsimile) of such failure; thereupon, Borrower or Borrower Parent/Sponsor, as the case may be, shall have five (5) Business Days from the receipt of any such notice to cure such failure to fulfill its obligations hereunder. If, following notice from GSMC and the expiration of such period, the continued failure by Borrower or Borrower Parent/Sponsor or any other Person to fulfill its obligations under this Agreement in respect of which GSMC has delivered notice hereunder, will, upon further written notice from GSMC, in and of itself constitute an immediate event of default under this Agreement, and if the following occurs at a time when the Loan is not an asset of or collateral for a Securitization, an immediate Event of Default under each Loan Document to which Borrower or Borrower Parent/Sponsor is now or hereafter becomes a party (without regard to any notice requirement or cure period provided in any such document and whether or not expressly provided for as an Event of Default) and will entitle GSMC to pursue any or all of its remedies at law and under any such document. The terms of Section 12.24 of the Loan Agreement (captioned "Exculpation") shall not be applicable with respect to the obligations of Borrower and Borrower Parent/Sponsor under this Agreement.

                  Section 9. Termination. This Agreement shall terminate if a Securitization has not occurred on or before the second anniversary of this Agreement. From and after the closing of a Securitization, Borrower and Borrower Parent/Sponsor shall no longer have any obligations under Section 2 (other than Section 2(a)(3)) of this Agreement.

                  Section 10. Loan Summary. In addition to any other certificate required under the terms of this Agreement, upon the request of GSMC and as soon as reasonably practical after the date hereof each of Borrower and Borrower Parent/Sponsor shall execute a certificate in favor of GSMC in substantially the form set forth on Exhibit B hereto (A) certifying that (i) each of Borrower and Borrower Parent/Sponsor has reviewed the summary of the Loan prepared on behalf of GSMC for inclusion in the Disclosure Document (the "Loan Summary") and (ii) as of the date hereof, the information contained in the Loan Summary pertaining to Borrower, Borrower Parent/Sponsor, the Bifurcation Borrowers, if any, the Property, the Loan and the Bifurcation Loans is accurate and complete in all material respects and does not contain any untrue statement of a material fact and does not omit to state a material fact specifically relating to Borrower, Borrower Parent/Sponsor, the Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, necessary to make the statements made in the Loan Summary specifically relating to Borrower, Borrower Parent/Sponsor, Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, in light of the circumstances under which they were made, not misleading and (B) consenting to GSMC's use of such Loan Summary in a Disclosure Document.

                  Section 11. Governing Law. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY GSMC AND ACCEPTED BY BORROWER AND BORROWER PARENT/SPONSOR IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN ARE BEING DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF BORROWER AND BORROWER PARENT/SPONSOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO ss. 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  Section 12. Submission to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BORROWER, BORROWER PARENT/SPONSOR OR GSMC ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH OF BORROWER, BORROWER PARENT/SPONSOR AND GSMC WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT,

ACTION OR PROCEEDING. EACH OF BORROWER AND BORROWER PARENT/SPONSOR DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019 OR AT SUCH OTHER OFFICE IN NEW YORK, NEW YORK, AS MAY BE DESIGNATED FROM TIME TO TIME AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER AND BORROWER PARENT/SPONSOR MAILED OR DELIVERED TO ANY OF BORROWER AND BORROWER PARENT/SPONSOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER AND BORROWER PARENT/SPONSOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH OF BORROWER AND BORROWER PARENT/SPONSOR (I) SHALL GIVE PROMPT NOTICE TO GSMC OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                  Section 13. Waiver of Jury Trial. BORROWER AND BORROWER PARENT/SPONSOR EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF BORROWER AND BORROWER PARENT/SPONSOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. GSMC IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OF BORROWER AND BORROWER PARENT/SPONSOR

                  Section 14. Notices. All notices, requests, demands and other communications required under the terms and provisions hereof shall be in writing and shall become effective when delivered by hand or received by telecopier, telegram, certified or registered airmail, postage prepaid, or an established overnight delivery service, addressed as follows:

                  If to GSMC:

                           Goldman Sachs Mortgage Company
                           85 Broad Street
                           New York, New York  10004
                           Attention:  Mr. Mark J. Kogan

                  with a copy to:

                           Archon Financial, L.P.
                           600 E. Las Colinas Blvd.
                           Suite 800
                           Irving, Texas  75039
                           Attention:  Michael W. Forbes

                  with a copy to:

                           Schulte Roth & Zabel LLP
                           900 Third Avenue
                           New York, New York 10022
                           Attention:  Jeffrey A. Lenobel, Esq.

                  If to Borrower:

                           Glimcher Lloyd Venture, LLC
                           20 South Third Street
                           Columbus, Ohio  43215
                           Attention:  George A. Schmidt,
                                         Sr. Vice President

                  with a copy to:

                           Frost & Jacobs LLP
                           One Columbus - Suite 1000
                           10 West Broad Street
                           Columbus, Ohio  43215-3467
                           Attention:  John I. Cadwallader, Esq.

                  If to Borrower Parent/Sponsor:

                           Glimcher Properties Limited Partnership
                           20 South Third Street
                           Columbus, Ohio  43215
                           Attention:  George A. Schmidt,
                           Sr. Vice President
                  with a copy to:

                           Frost & Jacobs LLP
                           One Columbus - Suite 1000
                           10 West Broad Street
                           Columbus, Ohio  43215-3467
                           Attention:  John I. Cadwallader, Esq

or to such other address (and such additional addressees, not to exceed four (4) in number for each party hereto) as the party to receive the notice shall designate by notice to the other parties.

                  Section 15. Rules of Construction. The headings used in this Agreement are for convenience only and constitute no part of this Agreement, and references herein to articles, sections, subsections or clauses are to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "includes", "including" and similar terms shall be construed as if followed by the words "without limitation". Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. As used herein, the term "reasonably obtainable" by Borrower or similar terms, when qualifying Borrower's obligation to deliver a report, statement or other item hereunder, shall take into account the other obligations of Borrower and Borrower Parent/Sponsor under the Loan Documents that may relate to the preparation and/or delivery of such report, statement or other item, and shall be construed to mean reasonably obtainable by the Borrower, its asset manager, its property manager, and/or Borrower Parent/Sponsor. Whenever in this Agreement any Person is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such Person.

                  Section 16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

                  Section 17. Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, nor consent to any departure by Borrower or Borrower Parent/Sponsor therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower or Borrower Parent/Sponsor, shall entitle Borrower or Borrower Parent/Sponsor to any other or future notice or demand in the same, similar or other circumstances. Any failure or delay by GSMC in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

                  Section 18. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  Section 19. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto, together with the Goldman Group and the Underwriter Group, and nothing contained herein shall be deemed to confer upon other Person any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.

                  Section 20. Obligations Joint and Several The obligations of Borrower and Borrower Parent/Sponsor hereunder shall be joint and several as among Borrower Parent/Sponsor and each of the Persons included hereinabove within the definition of "Borrower", and their respective successors and assigns.

                  Section 21. No Securitization or Bifurcation Expense to Borrower or Borrower Parent/Sponsor. Notwithstanding anything contained herein to the contrary, neither Borrower nor Borrower Parent/Sponsor shall have obligation to pay or reimburse GSMC for any expenses incurred by GSMC or its affiliates in connection with the Securitization, the issuance of Certificates and any related arrangements or incurred in connection with a Bifurcation; provided, however, that the foregoing shall not be construed to apply to the obligations set forth in Sections 5 or 8 hereof.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first hereinabove set forth.

                           GOLDMAN SACHS MORTGAGE COMPANY, a New
                           York limited partnership

                           By: Goldman Sachs Real Estate Funding Corp., a Delaware corporation, its General Partner

                                  By:  /s/ Richard Weissmann
                                       ----------------------------------------
                                       Name:  Richard Weissmann
                                       Title: Authorized Signatory


                           GLIMCHER LLOYD VENTURE, LLC,
                           a Delaware limited liability company

                           By:    Glimcher Portland, Inc.,
                                  its managing member

                                  By:  /s/ George A. Schmidt
                                       ----------------------------------------
                                       George A. Schmidt
                                       Senior Vice President

                           GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership


                           By:    Glimcher Properties Corporation,
                                  its general partner


                                  By:  /s/ George A. Schmidt
                                       ----------------------------------------
                                       George A. Schmidt
                                       Senior Vice President

                                    EXHIBIT A

                                   CERTIFICATE

                  Reference is made to that certain Mortgage Loan Cooperation Agreement, dated as of September [___], 1998 (the "Cooperation Agreement") among GLIMCHER LLOYD VENTURE, LLC, a Delaware limited liability company ("Borrower"), GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower Parent/Sponsor") and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership ("GSMC"). Capitalized terms used but not defined herein shall have the meaning given to them in the Cooperation Agreement. Pursuant to, and on the terms set forth in, the Cooperation Agreement, each of the undersigned hereby certifies to GSMC that:

                           (i) it has examined the information specifically
                  relating to Borrower, Borrower Parent/Sponsor, the Property or the Loan (and such other sections pertaining to the Borrower, Borrower Parent/Sponsor, [the Bifurcation Borrowers,] the Property [or the Bifurcation Loans] [or the Loan] that GSMC has reasonably requested that we review) contained in the [Preliminary Prospectus Supplement] [Final Prospectus Supplement] dated [_________], 199[_] (the "Prospectus Supplement"), including such information contained in applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "The Manager", "The Borrower" and, to the extent it relates to the Loan, "Certain Legal Aspects of the Mortgage Loans" (collectively, the "Covered Portions"), copies of which are attached hereto as Exhibit A;

                           (ii) such Covered Portions do not, as of the date
                  hereof, contain any untrue statement of a material fact and such Prospectus Supplement does not, as of the date hereof, omit to state a material fact, in both instances, specifically relating to Borrower, Borrower Parent/Sponsor, the Property or the Loan necessary in order to make the statements made in the Prospectus Supplement specifically relating to Borrower, Borrower Parent/Sponsor, Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any, in light of the circumstances under which they were made, not misleading; and

                           (iii) each of the undersigned has examined the
                  Covered Portions and such Covered Portions are accurate and complete in all material respects specifically relating to Borrower, Borrower Parent/Sponsor, Bifurcation Borrowers, if any, the Property, the Loan or the Bifurcation Loans, if any.

                  Nothing herein amends or modifies any of the terms of the Cooperation Agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Certificate as of the [___] day of [________], 1998.



                                        GLIMCHER LLOYD VENTURE, LLC,
                                        a Delaware limited liability company

                                        By:    Glimcher Portland, Inc.,
                                               its managing member

                                               By:  /s/ George A. Schmidt
                                                    ---------------------------
                                                    George A. Schmidt
                                                    Senior Vice President

                                        GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership


                                        By:    Glimcher Properties Corporation,
                                               its general partner


                                               By:  /s/ George A. Schmidt
                                                    ---------------------------
                                                    George A. Schmidt
                                                    Senior Vice President

                                    EXHIBIT B

                                   CERTIFICATE

                  Reference is made to that certain Mortgage Loan Cooperation Agreement, dated as of the date hereof (the "Cooperation Agreement") among GLIMCHER LLOYD VENTURE, LLC, a Delaware limited liability company ("Borrower"), GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower Parent/Sponsor") and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership ("GSMC"). Capitalized terms used but not defined herein shall have the meaning given to them in the Cooperation Agreement. Pursuant to, and on the terms set forth in, Section 10 of the Cooperation Agreement, each of the undersigned hereby certifies to GSMC that:

                           (i) it has reviewed the summary of the Loan attached
                  hereto as Exhibit A (the "Loan Summary");

                           (ii) as of the date hereof, the information contained
                  in the Loan Summary pertaining to Borrower, Borrower Parent/Sponsor, the Property and the Loan is accurate and complete in all material respects and does not, as of the date hereof, contain any untrue statement of a material fact and does not omit to state a material fact specifically relating to Borrower, Borrower Parent/Sponsor, the Property or the Loan necessary in order to make the statements made in such Loan Summary specifically relating to Borrower, Borrower Parent/Sponsor, the Property or the Loan, in light of the circumstances under which they were made, not misleading; and

                           (iii) it hereby consents and agrees that GSMC may
                  include such Loan Summary in a Disclosure Document.

                  Nothing herein amends or modifies any of the terms of the Cooperation Agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Certificate as of the [___]th day of _________, 1998.


                                        GLIMCHER LLOYD VENTURE, LLC,
                                        a Delaware limited liability company

                                        By:    Glimcher Portland, Inc.,
                                               its managing member

                                               By:  /s/ George A. Schmidt
                                                    ---------------------------
                                                    George A. Schmidt
                                                    Senior Vice President

                                        GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership


                                        By:    Glimcher Properties Corporation,
                                               its general partner


                                               By:  /s/ George A. Schmidt
                                                    ---------------------------
                                                    George A. Schmidt
                                                    Senior Vice President